CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated
   January 22, 1996, included in and incorporated by reference in WICOR, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.



                                         /s/  Arthur Andersen LLP

                                      ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin
   June 13, 1996